Exhibit 10.3
Portions of this exhibit indicated by “***” have been omitted pursuant to the Company’s request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and the omitted material has been separately filed with the Securities and Exchange Commission.
SECOND AMENDMENT
TO
AMENDED AND RESTATED PFP ADVERTISER
DISTRIBUTION AGREEMENT
     This Second Amendment to Amended and Restated PFP Advertiser Distribution Agreement (“Second Amendment”) is effective as of the 1st day of March, 2009 (the “Second Amendment Effective Date”) and entered into by and between Local.com Corporation (f/k/a Interchange Corporation), a Delaware corporation, whose principal offices are located at One Technology Drive, Building G, Irvine CA 92618 (“Local”), and Idearc Media LLC (f/k/a Idearc Media Corp., f/k/a Verizon Directories Corp.), a Delaware corporation, with its principal place of business located at 2200 West Airfield Drive, D/FW Airport, Texas 75261 (“Idearc”), to amend the Amended and Restated PFP Advertiser Distribution Agreement effective as of March 1, 2007 and entered into by and between Local and Idearc, as amended (the “Agreement”).
1. Amendments. The Agreement is hereby amended, as of the Second Amendment Effective Date, as follows:
a.	Addition of Fixed Fee Advertisements. Section 1(e)(Confidential Information) is amended to change the reference to “the Pay for Performance Advertisements” to “one or more PFP Ads or Fixed Fee Ads”. Section 1(dd)(Results Pages) is amended to change the reference to “one or more Pay for Performance Advertisements” to “one or more PFP Ads or Fixed Fee Ads”. The fourth sentence of Section 3(f)(i)(1) and the third sentence of Section 3(f)(i)(2) are amended to change the references to “but expressly excluding each and every PFP Ad” to “but expressly excluding each and every PFP Ad and each and every Fixed Fee Ad”. Section 3(f)(vi) is amended to change the references to “Pay for Performance Advertisements” to “PFP Ads and Fixed Fee Ads”. Section 6(a)(iv) of the Agreement is amended to change the reference to “Pay for Performance Advertisement(s)” to “PFP Ad(s) and Fixed Fee Ad(s)” and to change the reference to “Pay for Performance Advertisements” to “PFP Ad(s) or Fixed Fee Ad(s)”. Section 9(c) is amended to change the reference to “Pay for Performance Advertisements” to “PFP Ads and Fixed Fee Ads.”

b.	Definitions.
i.	Pay Per Click Advertisements. Section 1(x) is amended to read in its entirety as follows:

“Pay Per Click Advertisements” or “PPC Ads” means, collectively, (1) an advertising product for which advertisers pay Idearc a specified amount (“PPC Bid Amount”), pursuant to Idearc’s policies, for each Qualified Click, and (2) an advertising product obtained by Idearc from a third party and for which Idearc earns a specified amount for qualified clicks.

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

ii.	Search Results. Section 1(ll) is amended to read in its entirety as follows:

“Search Results” shall mean the PFP Ads, Fixed Fee Ads (and such other content as available within the then-current version of the “Superpages.com XML API and Display Requirements” document) provided by Idearc to Local in response to Queries, as defined above, on a Query-by-Query basis.

iii.	Additional Definitions. Section 1 is amended to add the following definitions, as subsections (vv), (ww) (xx) and (yy), respectively:

“Fixed Fee Ad” means each of, and “Fixed Fee Ads” means all of, the advertisements (including all content contained therein), which may or may not contain active links, for which the advertiser pays Idearc a specified flat fee per month.

“LC Local Query” means each of, and “LC Local Queries” means all of, the Local Queries initiated through a Local Hosted Search Form on the PG Local-Owned Web Site or through a Local Hosted Search Form on an LC Co-Branded Site or through an LC TP Search Form.
c.	Term; Renewal. Section 2, first sentence, is amended to read in its entirety as follows:

Unless sooner terminated in accordance with the terms of this Agreement, this Agreement will commence on the Amended Effective Date and will continue until March 31, 2010 (the “Second Amendment Initial Term”), after which it will automatically renew and extend on a month to month basis until terminated in accordance with this Agreement (collectively, the “Term”). Either party may terminate this Agreement after it converts to a month to month term for any reason or no reason upon sixty (60) days prior written notice to the other party.

d.	Local’s Obligations. Section 3(f)(i)(1)(a) is amended to read in its entirety as follows:

“display (to the end user who initiated such Local Query) the PFP Ads and Fixed Fee Ads contained within Search Results resulting from such Local Query on each applicable resulting Local Results Page of the Local.com Web Site, in accordance with the rules set forth on Exhibit H-1 to this Agreement (the “Local.com Results Page Display Rules”), without altering the content of the PFP Ads or the Fixed Fee Ads, and”

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

e.	Local’s Obligations. Section 3(f)(i)(2)(a) is amended to read in its entirety as follows:

“display (to the end user who initiated such Local Query) the PFP Ads and Fixed Fee Ads (contained within Search Results provided by Idearc as a result of such Local Query) on the Local Results Pages of the particular Local Web Site from which such Local Query was initiated (or, to the extent such Local Query producing such PFP Ads and/or Fixed Fee Ads was initiated on an LC Third Party Web Site, on the Local Results Pages of the LC Co-Branded Site corresponding to such LC Third Party Web Site), in accordance with the rules set forth on Exhibit H-2 to this Agreement (the “LC Web Sites – Results Page Display Rules”), without altering the content of the PFP Ads or the Fixed Fee Ads, and”

f.	Local’s Obligations. Section 3(f)(i)(2) is amended to add the following sentence at the end thereof:

Local shall ensure that *** featured advertising box (labeled “Featured Sponsors” or labeled with similar text) appears on each Local Results Page (of the applicable LC Web Site) resulting from an LC Local Query, above the fold, and before any other featured advertising space (the “LC First Featured Advertising Box”), provided that the applicable third-party partner of Local permits Local to include an LC First Featured Advertising Box on such Local Results Pages, which LC First Featured Advertising Box will initially appear as set forth in Exhibit G (Mock-Up of Results Page on LC Web Sites).

g.	License Grants; Covenants — Idearc. Section 4(a) is amended to add the following sentence:

Notwithstanding anything to the contrary, nothing contained in this Section 4(a) will be construed to give Local the right to (and Local shall not) display any Fixed Fee Ad on any Local Business Detail Page or any Additional Local Page on the Local.com Web Site or any LC Web Site (or at any other page or position of the Local Network, except (i) in the First Featured Advertising Box in accordance with the Local.com Results Page Display Rules and the terms and conditions of this Agreement and (ii) in the LC First Featured Advertising Box in accordance with the LC Web Sites – Results Page Display Rules and the terms and conditions of this Agreement).

h.	Compensation — Revenue Share. Section 6(a)(i)(1) is amended to change the reference to “Section 6(a)(i)(2)” to “Section 6(d)”. The third sentence of Section 6(a)(i)(1) is amended to read in its entirety as follows:

For purposes of this Agreement, (a) “Total Revenue”, with respect to each calendar month, means *** of (i) all fees billed by Idearc to its Bid Program

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission advertisers for Qualified Clicks (occurring during such calendar month) on PPC Ads, (ii) all fees earned by Idearc from a third party for Qualified Clicks (occurring during such calendar month) on PPC Ads obtained by Idearc from a third party and for which advertisers pay such third party and (iii) the PPC Equivalent Bid Amount for each Qualified Click (occurring during such calendar month) on a PfC Ad, each to the express exclusion of any “minimum monthly fees” or other fees due to Idearc from its advertisers that are not applied towards PPC or PfC fees for Qualified Clicks, and (b) “Local Revenue”, with respect to each calendar month, means *** of (i) all fees billed by Idearc to its Bid Program advertisers for Local Qualified Clicks (occurring during such calendar month) on PPC Ads, (ii) all fees earned by Idearc from a third party for Local Qualified Clicks (occurring during such calendar month) on PPC Ads obtained by Idearc from a third party and for which advertisers pay such third party and (iii) the PPC Equivalent Bid Amount for each Local Qualified Click (occurring during such calendar month) on a PfC Ad, each to the express exclusion of any “minimum monthly fees” or other fees due to Idearc from its advertisers that are not applied towards PPC or PfC fees for Local Qualified Clicks. Idearc shall not include any ads, other than PFP Ads and Fixed Fee Ads, in Search Results provided to Local under this Agreement, without Local’s prior written consent.

i.	Compensation – Revenue Share. The Agreement is amended to delete Section 6(a)(i)(2) (Time and Manner of Payment) and Section 6(a)(ii)(2)(Time and Manner of Payment) in their entirety.

j.	Compensation — Revenue Share. Section 6(a)(ii)(1) is amended to read in its entirety as follows:

Amount. With respect to each calendar month of this Agreement (beginning with March 1, 2009), Idearc will pay Local *** of the Network Revenue relating to such calendar month (the “Network PFP Revenue Share”), in accordance with the provisions of Section 6(d), below. For purposes of this Agreement, “Network Revenue”, with respect to each calendar month, means *** of (i) all fees billed by Idearc to its Bid Program advertisers for Network Qualified Clicks (occurring during such calendar month) on PPC Ads displayed on a Network Results Page in accordance with the terms and conditions of this Agreement, (ii) all fees received by Idearc from a third party for Network Qualified Clicks (occurring during such calendar month) on PPC Ads obtained by Idearc from a third party and for which advertisers pay such third party and (iii) the PPC Equivalent Bid Amount for each Network Qualified Click (occurring during such calendar month) on a PfC Ad displayed on a Network Results Page in accordance with the terms and conditions of this Agreement, each to the express exclusion of any “minimum monthly fees” or other fees due to Idearc from its advertisers that are not applied towards PPC or PfC fees for Network Qualified Clicks. For example, if Network Revenue

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission relating to May 2009 is of a total amount of ***, Idearc will pay Local ***, in accordance with the provisions of Section 6(d), below).

k.	Compensation – Miscellaneous. The fourth sentence of Section 6(a)(iii) of the Agreement is amended to read in its entirety as follows:

“Local acknowledges and agrees that Idearc will receive any and all remaining proceeds arising out of the PFP Ads and Fixed Fee Ads and the aforementioned compensation (specified in Sections 6(a)(i)(1) and 6(a)(ii)(1)) is the sole compensation due to Local, except as expressly set forth in Section 6(b) or any other section of this Agreement.”

l.	Compensation – Enabled Search Fees. The Agreement is amended to add Section 6(b), to read in its entirety as follows:

Enabled Search Fees.
i.	Initial Amount; Miscellaneous. Idearc will pay Local *** for each Enabled Search (as defined below), ***

ii.	Benchmarking Related to Fixed Fee Ads. For the period beginning on the date on which Idearc first includes a Fixed Fee Ad in Search Results provided to Local in response to a Local Query through the date that is *** thereafter, Idearc shall determine (a) the percentage of Local Queries in response to which Idearc provides Local with Search Results that contain only Fixed Fee Ad(s) during such period (the “Fixed Fee Only Benchmark Percentage”, (b) the percentage of Local Queries in response to which Idearc provides Local with Search Results that contain PFP Ad(s) and Fixed Fee Ad(s) during such period, and (c) the percentage of Local Queries in response to which Idearc provides Local with Search Results that contain only PFP Ad(s) during such period. In the event that, (a) during any calendar month during the Term of this Agreement, the percentage of Local Queries in response to which Idearc provides Local with Search Results that contain only Fixed Fee Ad(s) is greater than the Fixed Fee Only Benchmark Percentage plus *** (the “Fixed Fee Threshhold Percentage”) and (b) the percentage of Local Queries in response to which Idearc provides Local with Search Results that contain only Fixed Fee Ad(s), over the *** period following Idearc’s receipt of written notice from Local that the Fixed Fee Threshhold Percentage was exceeded, is not less than or equal to the Fixed Fee Threshhold Percentage, then Idearc and Local will renegotiate the amount of the Enabled Search Fee and/or the Local PFP Revenue Share for Local Queries. Idearc’s determination and calculation of the Fixed Fee Only Benchmark Percentage, the percentage of Local Queries in response to

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission which Idearc provides Local with Search Results that contain only Fixed Fee Ad(s) during any given period and the Fixed Fee Threshhold Percentage will prevail.
m.	Compensation – Time and Manner of Payment. The Agreement is amended to change the heading of Section 6(d) from “Miscellaneous” to “Time and Manner of Payment”, and to add the following, at the beginning of Section 6(d):

Idearc will pay ***

n.	Exclusivity. Section 9, subsections (a) and (b) are amended to read in their entirety as follows:
a.	***

b.	***
o.	Termination for Convenience. Section 11(b) is amended to replace “First Amendment Initial Term” with “Second Amendment Initial Term”.

p.	Exhibit A (Form of Monthly Usage Reports by Local). Exhibit A is amended to read in its entirety as set forth in Schedule 1, attached hereto and incorporated herein.

q.	Exhibit B (Form of Monthly Usage Reports by Idearc). Exhibit B is amended to read in its entirety as set forth in Schedule 2, attached hereto and incorporated herein.

r.	Exhibit F (Mock-Up of Results Page on Local.com Web Site). Exhibit F is amended to read in its entirety as set forth in Schedule 3, attached hereto and incorporated herein.

s.	Exhibit G (Mock-Up of Results Page on LC Web Sites). The Agreement is amended to add Exhibit G, to read in its entirety as set forth in Schedule 4, attached hereto and incorporated herein.

t.	Exhibit H (Display Rules). Exhibits H-1 and H-2 are amended to read in their entirety as set forth in Schedules 5 and 6, respectively, attached hereto and incorporated herein.
2. Miscellaneous. The undersigned, by their execution of this Second Amendment, represent that they are duly authorized to enter into this Second Amendment on behalf of Idearc and Local, respectively. This Second Amendment may be executed in one or more counterparts, any of which need not contain the signatures of both parties, but all signed counterparts taken

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission together will constitute one and the same agreement. A facsimile signature will be deemed as valid as an original signature. All terms and conditions of the Agreement not expressly modified by this Second Amendment will remain in full force and effect. In the case of a conflict between this Second Amendment and the Agreement, this Second Amendment will govern and prevail. All Section headings, titles and subtitles are in this Second Amendment for convenience of reference only, and are to be ignored in any constructions of this Second Amendment’s provisions.

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

     In Witness Whereof, the parties have executed this Second Amendment on the date(s) written below, but effective as of the Second Amendment Effective Date.

LOCAL.COM CORPORATION	IDEARC MEDIA LLC

By:	By:

Printed Name:	Printed Name:

Title:	Title:

Date:	Date:

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

Schedule 1
Exhibit A
Form of Monthly Usage Reports by Local

# of Local.com Queries sent to Idearc
# of Timed-Out Local.com Queries
% of Local.com queries that are Timed-out Local.com Queries
# of LC Local Queries sent to Idearc
# of Timed-Out LC Local Queries
% of LC Local Queries that are Timed-Out LC Local Queries

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

Schedule 2
Exhibit B
Form of Monthly Usage Reports by Idearc

Local PFP Revenue Share	Month
Total Local Queries
Coverage
CTR
Local Qualified Clicks
Local Revenue
Local PFP Revenue Share

Network PFP Revenue Share	Month
Network Qualified Clicks

Network PFP Revenue Share

Enabled Searches	Month
Local Query Enabled Search
LC Local Query Enabled Search
Total Enabled Searches
Total Monthly Enabled Search Fee

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

Schedule 3
Exhibit F
Mock-Up of Results Page on Local.com Web Site

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

NETFLIX
Movie Rentals Delivered
Click here
Local.com
What? beauty salon
Where? San Diego, CA
Search
57.4 °F
Local Reviews
Dyora Dawson
Carlton Hair Ecotique Day Spa
Dimension A Salon
Salon Radius
Adriana Skin Care
Beauty Expression Haircut
No activation fee
Save $35
Shop now
Local Favorites
ATTRACT MILLIONS OF LOCAL CUSTOMERS
JOBS BECOME OBSOLETE. TALENT DOESN'T.
KAPLAN UNIVERSITY
Beauty Salon Equipment
Beauty Salon

*** Portic nent and
filed separ

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

Schedule 4
Exhibit G
Mock-Up of Results Page on LC Web Sites

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

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ORANGE COUNTY REGISTER COMMUNICATIONS

Copyright © 2008 Orange County Register Communications

Copyright 2008 Local.com Corporation - US Patent Numbers 7,200,413 and 7,231,405.
Local search by PremierGuide, a Local.com company. Some reviews provided by Yelp.com. Some data provided by Acxiom.

*** Port ... ent and
filed sep

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

Schedule 5
Exhibit H-1
Local.com Results Page Display Rules
For purposes of this Agreement, “Local Ads” means advertisements sold by Local’s sales force (or the third party call center sales agents or other third party sales agents acting on behalf of Local).
With respect to each Local Query initiated through a Search Form on the Local.com Web Site or through a Search Engine, Local shall display the PFP Ads and Fixed Fee Ads contained within Search Results resulting from such Local Query on each applicable resulting Local Results Page of the Local.com Web Site, in accordance with the following rules:
1.	Local shall ensure that *** featured advertising box (labeled “Featured Sponsors” or labeled with similar text) appears on each Local Results Page (of the Local.com Web Site) resulting from such Local Query, above the fold, and before any other featured advertising space (i.e., the “First Featured Advertising Box” defined above), which will initially appear as set forth in Exhibit F (Mock-Up of Results Page on Local.com Web Site). Local shall ensure that the First Featured Advertising Box contains a minimum of *** advertising positions.

2.	During the period from ***, Local shall display at least *** PFP Ads and/or Fixed Fee Ads (contained within Search Results provided by Idearc as a result of such Local Query) in the First Featured Advertising Box of each Local Results Page (of the Local.com Web Site) resulting from such Local Query (unless there are not *** or more of such ads contained within Search Results provided by Idearc as a result of such Local Query, in which event Local shall display as many such ads as are contained within such Search Results in such First Featured Advertising Box and may display Local Ads and advertisements or content from a third party in the remaining positions of such First Featured Advertising Box).

3.	From *** through the remainder of the Term of this Agreement, Local shall display at least *** PFP Ads and/or Fixed Fee Ads (contained within Search Results provided by Idearc as a result of such Local Query), the first *** of which Local shall display in the *** advertising positions, in the First Featured Advertising Box of each Local Results Page (of the Local.com Web Site) resulting from such Local Query (unless there are not *** or more such ads contained within Search Results provided by Idearc as a result of such Local Query, in which event Local shall display any such ad provided by Idearc in the first/top advertising position in such First Featured Advertising Box and Local may display Local Ads and advertisements or content from a third party in the remaining positions of such First Featured Advertising Box). For purposes of this Agreement, ***

4.	In addition, if at any time, there are not enough Local Ads appropriate to the First Featured Advertising Box on Local Results Pages of the Local.com Web Site resulting from such

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

Local Query to fill the number of advertising positions remaining in the First Featured Advertising Box on such Local Results Pages (after accommodating the PFP Ad/Fixed Fee Ad placements described in Sections 2 and 3, as applicable, of this Exhibit H-1 and without repeating any Local Ad in any First Featured Advertising Box) (such remaining advertising positions, the “FFA Backfill Positions”), then Local shall display PFP Ads and/or Fixed Fee Ads (contained within Search Results provided by Idearc as a result of such Local Query) in the First Featured Advertising Box (of each Local Results Page of the Local.com Web Site resulting from such Local Query) in an amount necessary to fill all FFA Backfill Positions (unless there are not enough PFP Ads and Fixed Fee Ads contained within Search Results provided by Idearc as a result of such Local Query to fill all FFA Backfill Positions, in which case Local shall display the number of such PFP Ads and Fixed Fee Ads remaining (after accommodating the PFP Ad/Fixed Fee Ad placements described in Sections 2 and 3, as applicable, of this Exhibit H-1) in the First Featured Advertising Box (of each Local Results Page of the Local.com Web Site resulting from such Local Query), and Local may display Local Ads and advertisements or content from any third parties in the remaining FFA Backfill Positions (after accommodating, and below, the PFP Ads and Fixed Fee Ads that Local is obligated to display under this Section 4 of this Exhibit H-1) in the First Featured Advertising Box (of each Local Results Page of the Local.com Web Site resulting from such Local Query)) ***.

5.	In addition, Local may, at Local’s option, display PFP Ads (contained within Search Results provided by Idearc as a result of such Local Query) only in such additional position(s) (on Local Results Pages of the Local.com Web Site resulting from such Local Query), if any, as Idearc may approve in writing and in advance, in its sole discretion from time to time during the Term of this Agreement. Notwithstanding anything to the contrary, except with respect to Local’s obligations under Sections 1, 2, 3 and 4 of this Exhibit H-1, in no event shall Local display any PFP Ad at any position on any Local Results Page of the Local.com Web Site without the prior written approval of Idearc.

6.	Notwithstanding anything to the contrary, with respect to each Local Results Page (of the Local.com Web Site) resulting from such Local Query, Local shall display the PFP Ads and Fixed Fee Ads (contained within Search Results provided by Idearc as a result of such Local Query) it is obligated or permitted to display under this Agreement, in the order, format and manner provided by Idearc (i.e., with respect to the order of placement on each Local Results Page (of the Local.com Web Site) resulting from such Local Query, even if the PFP Ads and Fixed Fee Ads are displayed along with search results from sources other than the PFP Service, Local shall ensure that the first PFP Ad or Fixed Fee Ad on such Local Results Page is the first ad (which is not filtered out by Local as provided in this Section 6 of this Exhibit H-1, whether a PFP Ad or a Fixed Fee Ad) provided by Idearc in response to the Local Query generating such Local Results Page

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

(although not necessarily the first advertisement appearing on such Local Results Page) and that the second ad (if any, whether a PFP Ad or Fixed Fee Ad) on such Local Results Page is the second ad (which is not filtered out by Local as provided in this Section 6 of this Exhibit H-1, whether a PFP Ad or Fixed Fee Ad) provided by Idearc in response to the Local Query generating such Local Results Page (although not necessarily the second advertisement appearing on such Local Results Page), etc., regardless of whether or not any of the PFP Ads or Fixed Fee Ads that are displayed are displayed in a featured advertising box or otherwise) or as otherwise reasonably requested by Idearc. With respect to such Local Query, Local may “filter out” and not display PFP Ads (contained within Search Results provided by Idearc as a result of such Local Query) which do not have at least one of the following XML address elements: city, state, zip code. If a PFP Ad includes at least one of these elements, Local shall not “filter out” such PFP Ad from the Search Results in which such PFP Ad is contained. Notwithstanding the foregoing, with respect to each Local Query initiated through a Search Engine of a Search Engine Partner, Local may “filter out” and not display PFP Ads (contained within Search Results provided by Idearc as a result of such Local Query) which do not have an element that such Search Engine Partner requires to be displayed.

7.	Notwithstanding anything to the contrary, with respect to each Local Query initiated through a Search Form on the Local.com Web Site or through a Search Engine, Local shall not display any PFP Ad or Fixed Fee Ad contained within Search Results resulting from such Local Query on any single resulting Local Results Page more than one time, without the prior written consent of Idearc.

***	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

Schedule 6
Exhibit H-2
LC Web Sites – Results Page Display Rules
With respect to each LC Local Query, Local shall display the PFP Ads and Fixed Fee Ads contained within Search Results resulting from such LC Local Query on each applicable resulting Local Results Page of the applicable LC Web Site (as specified in Section 3(f)(i)(2) of this Agreement), in accordance with the following rules:
1.	Local shall ensure that *** featured advertising box (labeled “Featured Sponsors” or labeled with similar text) appears on each Local Results Page (of the applicable LC Web Site) resulting from such LC Local Query, above the fold, and before any other featured advertising space (i.e., the “LC First Featured Advertising Box” defined above), provided that the applicable third-party partner of Local permits Local to include an LC First Featured Advertising Box on such Local Results Pages, which LC First Featured Advertising Box will initially appear as set forth in Exhibit G (Mock-Up of Results Page on LC Web Sites). Local shall ensure that the LC First Featured Advertising Box contains a minimum of *** advertising positions.

2.	During the period from *** through the remainder of the Term of this Agreement, Local shall display at least *** PFP Ads and/or Fixed Fee Ads (contained within Search Results provided by Idearc as a result of such LC Local Query) in the LC First Featured Advertising Box of each Local Results Page (of the applicable LC Web Site) resulting from such LC Local Query (unless there are not *** or more of such ads contained within Search Results provided by Idearc as a result of such LC Local Query, in which event Local shall display any such ad provided by Idearc in such LC First Featured Advertising Box and Local may display Local Ads and advertisements or content from a third party in the remaining positions of such LC First Featured Advertising Box). ***

3.	In addition, if at any time, there are not enough Local Ads appropriate to the LC First Featured Advertising Box on Local Results Pages (of the applicable LC Web Site) resulting from such LC Local Query to fill the number of advertising positions remaining in the LC First Featured Advertising Box on such Local Results Pages (after accommodating the PFP Ad/Fixed Fee Ad placements described in Section 2 of this Exhibit H-2 and without repeating any Local Ad in any LC First Featured Advertising Box) (such remaining advertising positions, the “LC FFA Backfill Positions”), then Local shall display PFP Ads and/or Fixed Fee Ads (contained within Search Results provided by Idearc as a result of such LC Local Query) in the LC First Featured Advertising Box (of each Local Results Page of the LC Web Site resulting from such LC Local Query) in an amount necessary to fill all LC FFA Backfill Positions (unless there are not enough PFP Ads and Fixed Fee Ads contained within Search Results provided by Idearc as a result of such LC Local Query to fill all LC FFA Backfill Positions, in which case Local shall display the number of such PFP Ads and Fixed Fee Ads remaining (after accommodating the PFP Ad/Fixed Fee Ad placements

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described in Section 2 of this Exhibit H-2) in the LC First Featured Advertising Box (of each Local Results Page of the LC Web Site resulting from such LC Local Query), and Local may display Local Ads and advertisements or content from a third party in the remaining LC FFA Backfill Positions (after accommodating, and below, the PFP Ads and Fixed Fee Ads that Local is obligated to display under this Section 3 of this Exhibit H-2) in the LC First Featured Advertising Box (of each Local Results Page of the LC Web Site resulting from such LC Local Query)) ***.

4.	At Local’s option, Local may display *** or more of the PFP Ads (contained within Search Results provided by Idearc as a result of such LC Local Query) only in such additional position(s) (on the Local Results Pages of the applicable LC Web Site, as specified in Section 3(f)(i)(2) of this Agreement), if any, as Idearc may approve in writing and in advance, in its sole discretion from time to time during the Term of this Agreement.

5.	Notwithstanding anything to the contrary, with respect to each Local Results Page (of the applicable LC Web Site) resulting from such LC Local Query, Local shall display the PFP Ads and Fixed Fee Ads (contained within Search Results provided by Idearc as a result of such LC Local Query) in the order, format and manner provided by Idearc (i.e., with respect to the order of placement on each Local Results Page (of the applicable LC Web Site) resulting from such LC Local Query, even if the PFP Ads and Fixed Fee Ads are displayed along with search results from sources other than the PFP Service, Local shall ensure that the first PFP Ad or Fixed Fee Ad on such Local Results Page is the first ad (which is not filtered out by Local as provided in this Section 5 of this Exhibit H-2, whether a PFP Ad or a Fixed Fee Ad) provided by Idearc in response to the LC Local Query generating such Local Results Page (although not necessarily the first advertisement appearing on such Local Results Page) and that the second ad (if any, whether a PFP Ad or Fixed Fee Ad) on such Local Results Page is the second ad (which is not filtered out by Local as provided in this Section 5 of this Exhibit H-2, whether a PFP Ad or Fixed Fee Ad) provided by Idearc in response to the LC Local Query generating such Local Results Page (although not necessarily the second advertisement appearing on such Local Results Page), etc., regardless of whether or not any of the PFP Ads or Fixed Fee Ads that are displayed are displayed in a featured advertising box or otherwise) or as otherwise reasonably requested by Idearc. With respect to such LC Local Query, Local may “filter out” and not display PFP Ads (contained within Search Results provided by Idearc as a result of such LC Local Query) which do not have at least one of the following XML address elements: city, state, zip code. If a PFP Ad includes at least one of these elements, Local shall not “filter out” such PFP Ad from the Search Results in which such PFP Ad is contained.

6.	Notwithstanding anything to the contrary, except with respect to Local’s obligations under Sections (1), (2) and (3) of this Exhibit H-2, in no event shall Local display any PFP Ad at any position on any Local Results Page of any LC Web Site without the prior written approval of Idearc.

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7.	Notwithstanding anything to the contrary, with respect to each LC Local Query, Local shall not display any PFP Ad or Fixed Fee Ad contained within Search Results resulting from such LC Local Query on any single resulting Local Results Page more than one time, without the prior written consent of Idearc.

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